UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 20, 2022

Date of Report (Date of earliest event reported)

Nubia Brand International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13355 Noel Rd, Suite 1100 Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 918-5120

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	NUBIU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	NUBI	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	NUBIW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2022, Nubia Brand International Corp. (the “Company”) entered into an amended and restated promissory note (the “Amended Note”) pursuant to which the Company amended and restated its outstanding promissory note issued to the Company’s sponsor, Mach FM Acquisitions LLC, on July 27, 2021, in the aggregate principal amount of $300,000 (the “Original Note”).

Pursuant to the Amended Note, the Company amended the Original Note by (i) extending the original maturity date from the date on which the Company consummated its initial public offering (the “IPO”) to a new maturity date which shall be upon the closing of a Repayment/Conversion Trigger Event, as such term is defined below, and (ii) by permitting the holder of the Amended Note, in its sole discretion, to convert any or all of the unpaid principal under the Amended Note into warrants, at a price of $1.00 per warrant, upon consummation of the Company’s initial business combination. “Repayment/Conversion Trigger Event” means:

(i)	the closing of a merger, consolidation or other business combination pursuant to which the Company acquires an entity for its initial business combination; or

(ii)	the liquidation of the Company on or before the date of the 12 month anniversary of the IPO (or up to the 18 month anniversary of the IPO if the Company extends the period of time to consummate a business combination), or such later liquidation date as may be approved by the Company’s stockholders, that occurs while the Amended Note is outstanding or any time thereafter prior to the repayment of the Amended Note.

The foregoing description is qualified in its entirety by reference to the Amended Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Promissory Note to Mach FM Acquisitions LLC, dated May 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2022	NUBIA BRAND INTERNATIONAL CORP.

	By:	/s/ Jaymes Winters
	Name:	Jaymes Winters
	Title:	Chief Executive Officer

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